UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

Alcoa Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 315-2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Scheme Implementation Deed

On May 20, 2024 (Eastern Daylight Time) / May 20, 2024 (Australian Eastern Standard Time), Alcoa Corporation, a Delaware corporation (“Alcoa”), entered into a Deed of Amendment and Restatement (the “Amendment”) of the previously disclosed Scheme Implementation Deed, dated as of March 12, 2024 (Australian Eastern Daylight Time) (the “Agreement”), by and among Alcoa, AAC Investments Australia 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Alcoa (“Alcoa Bidder”), and Alumina Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Alumina Limited”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Alcoa Bidder will acquire all Alumina ordinary shares on issue and outstanding (the “Alumina Shares”) pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (the “Scheme” and such acquisition, the “Transaction”).

Under the Amendment, Alcoa and Alumina Limited have agreed to amend and restate the Agreement to provide that (i) a certain Alumina Limited shareholder affiliated with CITIC Group (“CITIC”) will receive a proportion of its consideration under the Scheme in non-voting convertible series A preferred stock, par value $0.01 per share (the “New Alcoa Preferred Stock”) of Alcoa, instead of CHESS Depositary Interests (the “New Alcoa CDIs”) and (ii) the depositary and/or custodian of Alumina Limited’s American Depositary Receipt Program will receive shares of Alcoa common stock, instead of New Alcoa CDIs. All other terms of the Agreement remain unmodified and in full force and effect, including the previously agreed exchange ratio for Alumina Limited shareholders.

The terms of the New Alcoa Preferred stock will be set forth in a Certificate of Designation, the form of which is attached as Schedule 2 to the Agreement as amended and restated by the Amendment. The Certificate of Designation will provide, among other things, the following items:

Ranking: The liquidation preference of the New Alcoa Preferred Stock will equal $0.0001 per share. The New Alcoa Preferred Stock will rank senior to the Alcoa common stock in the event of a distribution of assets upon dissolution, liquidation or winding up of Alcoa to the extent of its liquidation preference. Otherwise, the New Alcoa Preferred Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of Alcoa, (i) senior to any class or series of capital stock of Alcoa thereafter created specifically ranking by its terms junior to any shares of New Alcoa Preferred Stock, (ii) pari passu with the Alcoa common stock and any class or series of capital stock of Alcoa created (x) specifically ranking by its terms on parity with the New Alcoa Preferred Stock or (y) that does not by its terms rank junior or senior to the New Alcoa Preferred Stock and (iii) junior to any class or series of capital stock of Alcoa thereafter created specifically ranking by its terms senior to any shares of the New Alcoa Preferred Stock.

Cash Dividend/Distribution Rights: Holders of the New Alcoa Preferred Stock will participate in cash dividends or distributions (subject to certain exceptions for distributions in kind) alongside the Alcoa common stock on an as-converted basis.

Voting: The holders of the New Alcoa Preferred Stock will have no voting rights, except as may be required by applicable law and except as set forth below.

So long as any shares of New Alcoa Preferred Stock are outstanding, Alcoa may not, without the affirmative vote or written consent of at least a majority of the outstanding shares of New Alcoa Preferred Stock, voting as a single and separate class, amend, alter or repeal any provision of the Certificate of Designation or Certificate of Incorporation of Alcoa or Alcoa’s bylaws (by any means, including by merger, consolidation, reclassification, or otherwise) so as to, or in a manner that would, change the rights or preferences of the New Alcoa Preferred Stock.

Mergers; Reorganizations: In the event of a merger, reorganization, sale of substantially all assets of Alcoa or similar event where the Alcoa common stock is exchanged for securities and cash (a “Reorganization Event”), the New Alcoa Preferred Stock will be automatically converted into the types and amounts of securities and cash that is or was receivable in such Reorganization Event by a holder of the number of shares of Alcoa common stock into which such share of New Alcoa Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Alcoa common stock; however, if after giving effect to such conversion, CITIC and its affiliates would collectively hold more than 4.9% of any class of voting securities of another entity that is impermissible for CITIC to hold under the Bank Holding Company Act of 1956 (the “BHCA”), then, at Alcoa’s election, Alcoa may redeem the portion of New Alcoa Preferred Stock that would cause CITIC and its affiliates to collectively hold more than 4.9% of any class of voting securities of another entity that is impermissible for CITIC to hold under the BHCA at a cash price per share of New Alcoa Preferred Stock equal to the product of the Applicable Conversion Rate (as defined below) and the “fair market value” of the Alcoa common stock.

The holders of the New Alcoa Preferred Stock will not have any separate class vote on any Reorganization Event.

Conversion: In the event of a Convertible Transfer (as defined below) to certain non-affiliates of a holder of New Alcoa Preferred Stock, each share of such holder’s New Alcoa Preferred Stock will convert into shares of Alcoa common stock at a rate of one share of New Alcoa Preferred Stock to one share of Alcoa common stock (the “Applicable Conversion Rate”) no later than the second business day after Alcoa receives a valid notice of Convertible Transfer and conversion from the holder.

A “Convertible Transfer” is a transfer by the holder of New Alcoa Preferred Stock: (i) to Alcoa; (ii) in a widely distributed public offering of the Alcoa common stock issuable upon conversion of the New Alcoa Preferred Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires 2% or more of any class of Alcoa’s then outstanding voting securities; or (iv) to a transferee that controls more than 50% of every class of Alcoa’s then outstanding voting securities without giving effect to such transfer.

Subject to certain limitations, CITIC will have the right to elect to convert its shares of New Alcoa Preferred Stock into shares of Alcoa common stock at the Applicable Conversion Rate if an action by Alcoa (e.g., a new stock issuance) has the effect of reducing CITIC’s voting percentage in Alcoa common stock.

The foregoing description of the Amendment and Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On February 26, 2024 (Australian Eastern Daylight Time), Alcoa and AAC Investments Australia Pty Ltd entered into a Conditional Share Sale Agreement (the “CSSA”) with Allan Gray Australia Pty Ltd (“Allan Gray”), who agreed to give Alcoa the right to acquire certain Alumina Shares held by Allan Gray. On May 20, 2024, Alcoa announced the termination of the CSSA in accordance with its terms.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The New Alcoa Preferred Stock to be issued pursuant to the Scheme will be exempt from the registration requirements of the Securities Act under Section 3(a)(10) thereof.

Item 8.01	Other Events.

On May 20, 2024, Alcoa issued a press release announcing the entry into the Amendment and termination of the CSSA.

A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Deed of Amendment and Restatement of the Scheme Implementation Deed, dated as of May 20, 2024, by and among Alcoa Corporation, AAC Investments Australia 2 Pty Ltd and Alumina Limited.

99.1	Press Release issued by Alcoa Corporation.

104	Cover Page Interactive Data File, formatted in inline XBRL.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction, the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (2) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (3) the risk that the proposed transaction may not be completed in the expected time frame or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction; (7) the occurrence of any event that could give rise to termination of the proposed transaction; (8) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (9) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (10) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (11) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (12) competitive and complex conditions in global markets; (13) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (14) rising energy costs and interruptions or uncertainty in energy supplies; (15) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (16) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (17) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (18) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (19) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (20) changes in tax laws or exposure to additional tax liabilities; (21) global competition within and beyond the aluminum industry; (22) our ability to obtain or maintain adequate insurance coverage; (23) disruptions in the global economy caused by ongoing regional conflicts; (24) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (25) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (26) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (27) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (28) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (29) our ability to fund capital expenditures; (30) deterioration in our credit profile or increases in interest rates; (31) restrictions on our current and future operations due to our indebtedness; (32) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (33) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (34) labor market conditions, union disputes and other employee relations issues; (35) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (36) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This Current Report on Form 8-K relates to the proposed transaction. In connection with the proposed transaction, Alcoa plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that Alcoa may file with the SEC and send to its stockholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Proxy Statement will contain important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed transaction.

Alcoa’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), and in the sections entitled “Director Nominees” and “Stock Ownership of Directors and Executive Officers” included in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 19, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1675149/000119312524071354/d207257ddef14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	ALCOA CORPORATION

	By:	/s/ Marissa P. Earnest
	Name:	Marissa P. Earnest
	Title:	Senior Vice President, Chief Governance Counsel and Secretary